                                                                   EXHIBIT 10.34


                                   EXHIBIT A-3


                  THE MELCO V291TD DEVELOPMENT FY 2001 PROJECT

This Project Exhibit A-3 is effective the 1st day of April 2000 by and between Geoworks Corporation, a Delaware corporation whose principal address is 960 Atlantic Avenue, Alameda, California 94501 USA ("Geoworks"), and Mitsubishi Electric Corporation, a corporation duly organized and existing under the laws of Japan, having it's principal office at 2-2-3, Marunouchi, Chiyoda-ku, Tokyo 100-8310, Japan ("MELCO").

RECITALS

(A) MELCO wishes to add Project Exhibit A-3 to the Technology License Agreement ("TLA") concluded on November 12, 199, and Amendment #1 concluded March 25, 1999, and to retain Geoworks professional services to assist MELCO with the V291TD development for the project period April 1, 2000 through October 31, 2000; and

(B) Geoworks is agreeable to providing professional services to MELCO in exchange for the professional services fees as agreed.

V291TD PROJECT AGREEMENT--V291TD Software Development Plan
  IDENTIFICATION OF LICENSED TECHNOLOGY

All source code and documentation developed by Geoworks under this Project Exhibit A-3 will become Licensed Technology as defined in the TLA and Amendment #1.

MELCO PAYMENTS

Professional Service Fees
          MELCO will pay ### Geoworks ###

  TERRITORY
   Territory is as defined in the TLA and Amendment #1.
  TERM OF AGREEMENT AS TO THE V291TD PROJECT

        The term of this Project Exhibit shall be from April 1, 2000 through October 31, 2000. Upon mutual agreement, the Parties may extend this Project Exhibit, with appropriate modifications, if any, in the form of Exhibit A-3 or other mutually agreeable format.

PRODUCT DEFINITION
   This product is defined under section 2.6 of Amendment #1 to the TLA. PROJECT DOCUMENTS

Specifications
           To be attached

  6.2      Acceptance Criteria

           This will be defined and reviewed per section 10.2 of this Exhibit.

  1.1      Project Plan including Statement of Work
           To be attached

QA Plan
           To be attached

Melco Proprietary Elements
           To be attached

Third Party Technology
           To be attached

PROJECT MANAGERS

Identification of the Geoworks Project Manager:
               Greg Wagner, Project Director
               Geoworks, 960 Atlantic Ave., Alameda, California 94501-1074

Identification of the MELCO Project Manager:

               Katsumi Nakai
               Section Manager, Section B
               Mobile Communication Terminal
               Engineering Department-C
               8-1-1, Tsukaguchi-Honmachi
               Amagasaki City, Hyogo 660-86661
               Japan

Procedure for Changing Project Manager:
           A Party may change its designated Project Manager by giving notice of the change to the other Party, in the manner set forth in Section
           16.8 (Notices).
MELCO PROPRIETARY ELEMENTS

         At the conclusion of the Project Exhibit, the Parties will list the newly created MELCO proprietary elements as an attachment to this Exhibit.
THIRD PARTY TECHNOLOGIES

                       For Third Party Technology, Geoworks will abide
                                    by the terms of Exhibit E in Amendment #1 and if new Third Party Technology is utilized for this Project, a list of these will be attached to this Project Exhibit.

PROJECT ASSESSMENT

PROJECT ASSESSMENT MEETINGS
           The designated project managers of MELCO and GEOWORKS will meet to determine and assess the status of the project and set goals for the next fiscal quarter on the following dates:

           1) June 1-2, 2000
           2) August 1-2, 2000

           The purpose of these meetings is to reach mutual agreement on the status of the V291TD Project and for MELCO to raise any issues relating to Geoworks' performance. Unless Geoworks receives written notice of dissatisfaction from MELCO, the project will be presumed on course and the performance of Geoworks accepted and fully satisfactory for all time through the meeting date. If MELCO is not fully satisfied, within five (5) calendar days following the Interim Project Assessment Meeting, MELCO will provide a notice of dissatisfaction and a definitive list of status issues requiring attention and correction by Geoworks, including proposed time deadlines. Geoworks will respond in writing within seven (7) calendar days of receipt of the notice from MELCO and identify how it will take the corrective action requested or required by MELCO. In the event all issues are not resolved within 14 calendar days following the Interim Project Assessment Meeting, the Parties will meet in person for the purpose of resolving all issues to completion ("Resolution Meeting"). In the event the Parties do not resolve all issues at the Resolution Meeting, any portion of the retention relating to open and un-resolved issues will be held in deposit.

           During these meetings, Professional Service Fees will be reviewed and are subject to alteration in the event of changes to the specification in section 6.1 of this Exhibit.

FINAL PROJECT REVIEW AND ASSESSMENT MEETING:

           October 1-2, 2000

           The purpose of this final review and assessment meeting is to reach mutual agreement on the status of the V291TD Project and for MELCO to raise any issues relating to Geoworks' performance. Unless Geoworks receives written notice of dissatisfaction from MELCO, the project will be presumed on course and the performance of Geoworks fully satisfactory for all time through the meeting date. If MELCO is not fully satisfied with Geoworks' performance, MELCO must deliver at the meeting on October 1-2, 2000 a definitive list of issues and proposed resolutions. GEOWORKS' written response will be due by October 10, 2000. In the event all issues are not resolved by October 17, 2000, the Parties will meet in person on October 22-23, 2000 for the purpose of resolving all issues to completion ("Final Project Review

           Resolution Meeting"). In the event the Parties do not resolve all issues at the Final Project Review Resolution Meeting, any portion of the retained Professional Service Fees relating to open and un-resolved issues will be held in deposit.



         GEOWORKS                   MELCO

              \S\                               \S\
         ----------------------             -------------------
         Signature                          Signature

         Donald G. Ezzell                   H. Okada
         ----------------------             -------------------
         Type or Print Name                 Type or Print Name

         General Counsel                    General Manager
         ----------------------             -------------------
         Title                              Title

         20 April 2000                       2/4/'00
         ----------------------             -------------------
         Date                               Date

                 LIST OF DOCUMENTS TO BE ATTACHED TO EXHIBIT A-3

Specifications

V291TD Software Development Plan Version 2.0 dated February 18, 2000

QA Plan